INCOME TAXES	12 Months Ended
Dec. 31, 2021
INCOME TAXES
9. INCOME TAXES
The components of income tax expense from our wholly owned operations and investments and our controlling interest in CIAC and joint ventures with Carrier are as follows:

Years Ended December 31,	2021	2020	2019
Current:
U.S. Federal	$91,162	$58,895	$48,359
State	20,703	12,909	9,362
Foreign	10,993	4,779	8,078

	122,858	76,583	65,799

Deferred:
U.S. Federal	6,434	218	2,603
State	1,374	21	446
Foreign	(1,869)	(199)	(1,771)

	5,939	40	1,278

Income tax expense	$128,797	$76,623	$67,077

We calculate our income tax expense and our effective tax rate for 100% of income attributable to our wholly owned operations and for our controlling interest of income attributable to CIAC and our joint ventures with Carrier, which are primarily taxed as partnerships for income tax purposes.
Following is a reconciliation of the effective income tax rate:

Years Ended December 31,	2021	2020	2019
U.S. federal statutory rate	21.0%	21.0%	21.0%
State income taxes, net of federal benefit and other	3.5	3.3	2.8
Excess tax benefits from share-based compensation	(1.7)	(2.1)	(1.8)
Tax effects on foreign income	0.4	0.3	0.5
GILTI	—	—	(0.1)
FDII	(0.1)	—	—
Change in valuation allowance	0.8	—	—
Tax credits and other	(0.5)	(0.5)	(1.2)

Effective income tax rate attributable to Watsco, Inc.	23.4	22.0	21.2
Taxes attributable to non-controlling interest	(2.9)	(2.8)	(2.7)

Effective income tax rate	20.5%	19.2%	18.5%

The following is a summary of the significant components of our net deferred tax liabilities:

December 31,	2021	2020
Deferred tax assets:
Share-based compensation	$30,854	$27,223
Capitalized inventory costs and inventory adj u stments	3,449	3,189
Allowance for doubtful accounts	1,328	949
Self-insurance reserves	1,027	518
Other	6,081	5,090
Net operating loss carryforwards	3,959	2,930

	46,698	39,899
Valuation allowanc e	(5,107)	(668)

Total deferred tax assets	41,591	39,231

Deferred tax liabilities:
Deductible goodwill	(82,704)	(78,288)
Depreciation	(18,744)	(16,441)
Other	(8,794)	(7,050)

Total deferred tax liabilities	(110,242)	(101,779)

Net deferred tax liabilities (1)	$(68,651)	$(62,548)

(1)	Net deferred tax liabilities have been included in the consolidated balance sheets in deferred income taxes and other liabilities.

Provisions of the Tax Cuts and Jobs Act of 2017 (the “TCJA”) such as the one-time
repatriation transition tax and the global intangible
low-taxed
income (GILTI) for years beginning in 2018, effectively taxed the undistributed earnings previously deferred from U.S. federal and certain state income taxes and eliminate any additional US taxation resulting from repatriation of earnings on non-US
subsidiaries. GILTI is a tax on foreign income in excess of a deemed return on tangible assets of foreign corporations. We have elected to provide for the tax expense related to GILTI in the year the tax was
incurred as a period expense. As of December 31, 2021, we have accumulated undistributed earnings generated by our foreign subsidiaries of approximately $114,000. Any additional taxes due with respect to such previously taxed earnings, if repatriated, would generally be limited to certain state income taxes and foreign withholding. Deferred taxes have been recorded for foreign withholding taxes on certain earnings of our foreign consolidated subsidiaries expected to be repatriated. We do not intend to distribute the remaining previously taxed foreign earnings and therefore have not recorded deferred taxes for certain state income taxes and foreign withholding on such earnings. The amount of certain state income taxes and foreign withholding that might be payable on the remaining amounts at December 31, 2021 is not practicable to estimate.
On March 11, 2021, the America Rescue Plan Act of 2021 (the “ARPA”) was enacted. The ARPA expanded IRC Section 162(m) to include five additional most highly compensated individuals. The expansion of Section 162(m) coverage is effective for tax years beginning after December 31, 2026. Unlike the employees subject to Section 162(m) by virtue of being the Chief Executive Officer (“CEO”), Chief Financial Officer, or three most highly compensated named executive officers, an employee who is identified as one of the “additional” five employees is not considered to be a covered employee indefinitely. The five additional employees will be subject to the annual $1,000 cap on compensation, and will be determined annually.

Valuation allowances are provided to reduce the related deferred income tax assets to an amount which will, more likely than not, be realized. The valuation allowance was $5,107 and $668 at December 31, 2021 and 2020, respectively. The increase was primarily attributable to the impact on U.S deferred tax assets from share-based compensation deduction limitations related to the expansion of

IRC Section
162(m).
At December 31, 2021, there were state net operating loss carryforwards of $15,595, which expire in varying amounts from 2026 through 2041. At December 31, 2021, there were foreign net operating loss carryforwards of $14,977, which expire in varying amounts from 2036 through 2041. These amounts are available to offset future taxable income. There were no federal net operating loss carryforwards at December 31, 2021.

We are subject to United States federal income tax, income tax of multiple state jurisdictions and foreign income tax. We are subject to tax audits in the various jurisdictions until the respective statutes of limitations expire. We are no longer subject to United States federal tax examinations for tax years prior to 2018. For the majority of states and foreign jurisdictions, we are no longer subject to tax examinations for tax years prior to 2017.

At December 31, 2021 and 2020, the total amount of gross unrecognized tax benefits (excluding the federal benefit received from state positions) was $6,727 and $6,505, respectively. Of these totals, $5,636 and $5,461, respectively, (net of the federal benefit received from state positions) represent the amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate. Our continuing practice is to recognize penalties within selling, general and administrative expenses and interest related to income tax matters in income tax expense in the consolidated statements of income. At December 31, 2021 and 2020, the cumulative amount of estimated accrued interest and penalties resulting from such unrecognized tax benefits was $1,211 and $982, respectively, and is included in deferred income taxes and other current liabilities in the accompanying consolidated balance sheets.
The changes in gross unrecognized tax benefits were as follows:

Balance at December 31, 2018	$4,902
Additions based on tax positions related to the current year	1,027
Reductions due to lapse of applicable statute of limitations	(562)

Balance at December 31, 2019	5,367
Additions based on tax positions related to the current year	1,911
Reductions due to lapse of applicable statute of limitations	(773)

Balance at December 31, 2020	6,505
Additions based on tax positions related to the current year	1,143
Reductions due to lapse of applicable statute of limitations	(921)

Balance at December 31, 2021	$6,727